                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(C) or (S)240.14a-12

               ------------------------------------------------
                    LABORATORY SPECIALISTS OF AMERICA, INC.

               ------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)    Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
    (2)    Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
    (4)    Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
    (5)    Total fee paid:
-------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount Previously Paid:

-------------------------------------------------------------------------------

    (2)    Form, Schedule or Registration Statement No.:

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    (3)    Filing Party:

-------------------------------------------------------------------------------

    (4)    Date Filed:

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

                    LABORATORY SPECIALISTS OF AMERICA, INC.
                          101 PARK AVENUE, SUITE 810
                         OKLAHOMA CITY, OKLAHOMA 73102
                                (405) 232-9800

Dear Stockholder:

     The officers and directors of Laboratory Specialists of America, Inc. cordially invite you to attend the Annual Meeting of Stockholders, Wednesday, July 16, 1997, at 10:00 a.m., in the offices of Laboratory Specialists, Inc., at 1101 Neuton Street, Gretna, Louisiana.

     Please review the important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

     Thank you in advance for your prompt consideration of these matters.


                                          Sincerely,
                                          /s/ John Simonelli

                                          John Simonelli
                                          Chairman of the Board
                                          and Chief Executive Officer

                    LABORATORY SPECIALISTS OF AMERICA, INC.
                          101 PARK AVENUE, SUITE 810
                        OKLAHOMA CITY, OKLAHOMA  73102
                            ----------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 16, 1997

     The 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Laboratory Specialists of America, Inc., an Oklahoma corporation (the "Company"), will be held on Wednesday, July 16, 1997, at 10:00 a.m., in the offices of Laboratory Specialists, Inc., at 1101 Neuton Street, Gretna, Louisiana, for the following purposes:

     1. To elect six directors to the Board of Directors for a term expiring in 1998.

     2. To approve the amendment and Restatement of the Laboratory Specialists of America, Inc. 1974 Stock Option Plan to (a) make revisions to comply with provisions of the recently adopted Section 16 rules (the "Rules") under the Securities Exchange Act of 1934, as amended (the "1934 Act") that do not require stockholder approval, and (b) remove the prohibition on participation by non-employee directors.

     3. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

     4. To transact such other business as may come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on May 30, 1997, are entitled to notice of and to vote at the meeting.

     All Stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                              Sincerely,


                                              John Simonelli
                                              Secretary
Oklahoma City, Oklahoma
May 30, 1997

                    LABORATORY SPECIALISTS OF AMERICA, INC.
                          101 PARK AVENUE, SUITE 810
                        OKLAHOMA CITY, OKLAHOMA  73102

                                PROXY STATEMENT

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JULY 16, 1997

                           VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of Laboratory Specialists of America, Inc., an Oklahoma Corporation (the "Company"), by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held in the offices of Laboratory Specialists, Inc., at 1101 Neuton Street, Gretna, Louisiana, on Wednesday, July 16, 1997 at 10:00 a.m., and at any adjournments thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

     These proxy solicitation materials were first mailed on or about June 11, 1997, to all stockholders entitled to vote at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on May 30, 1997 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 3,313,405 of the Company's Common Stock, $.001 par value per share (the "Common Stock"), of which 934,000 (28 percent) are held by the executive officers and directors of the Company.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote is required: (i) to elect six directors for terms expiring in 1998; (ii) to approve the amendment and restatement of the Laboratory Specialists of America, Inc. 1974 Stock Option Plan to (a) make revisions to comply with provisions of the recently adopted Section 16 rules (the "Rules") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), that do not require stockholder approval, and (b) remove the prohibition on participation by non-employee directors; and (iii) to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) "FOR" the election of the nominee as set forth in this Proxy Statement, (ii) "FOR" the amendment and restatement of the Laboratory Specialists of America, Inc. 1994 Stock Option Plan; and (iii) "FOR" the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

REVOCATION OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

ANNUAL REPORT

     The Company's 1997 Annual Report to Stockholders (the "Annual Report"), which includes the Company's annual report on Form 10-KSB containing financial and other information about the Company's activities for the fiscal year ended December 31, 1996, is being mailed to stockholders with this Proxy Statement, but is not incorporated into this Proxy Statement.

     SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS

     The following table sets forth certain information as to the beneficial ownership of the Common Stock of the Company as of May 30, 1997, by (i) each director, including each nominee for director, (ii) each executive officer named in the Summary Compensation Table under the section entitled "EXECUTIVE COMPENSATION," (iii) all current executive officers and directors of the Company as a group, and (iv) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock.


                                                                     COMMON STOCK
                                                               -------------------------
                                                                  SHARES     PERCENT OF
                                                               BENEFICIALLY     SHARE
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNED       OWNERSHIP
-------------------------------------                          ------------  -----------
Arthur R. Peterson, Jr.(1) .......................................  490,000        14.8%
  113 Jarrell Drive
  Belle, Chasse, Louisiana 70037
Joan Peterson.....................................................  490,000        14.8%
  3712 Fran Street
  Metairie, Louisiana
John Simonelli(1).................................................  200,000         6.0%
  101 Park Avenue, Suite 810
  Oklahoma City, Oklahoma 73102
Larry E. Howell(1)................................................  200,000         6.0%
  101 Park Avenue, Suite 810
  Oklahoma City, Oklahoma 73102
Robert A. Gardebled, Jr.(1).......................................   25,000          .8%
Jerome P. Welch(2)................................................   19,000          .6%
Michael E. Dunn(2)................................................       --         -- %
Harry Gray Browne, M.D.(2)........................................       --         -- %
Executive Officers and Directors as a group (seven persons).......  934,000        28.2%

(1) The number and percent of shares do not include options for the purchase of 10,000 shares which were re-granted on March 28, 1997, in replacement of previously granted options that were then exercisable.
(2) The number and percent of shares do not include options for the purchase of 5,000 shares which were re-granted on March 28, 1997, in replacement of previously granted options that were then exercisable.

                          PROPOSAL TO ELECT DIRECTORS
NOMINEES

     The Company's Certificate of Incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. Currently, the number of directors is fixed at seven. The Board of Directors has nominated each of John Simonelli, Larry E. Howell, Arthur R. Peterson, Jr., Robert A. Gardebled, Jr., Jerome P. Welch, and Michael E. Dunn (collectively the "nominees") for re-election as a director for a term expiring in 1998 or until his successor is elected and qualified. Upon re-election of the directors, the number of directors will be fixed at six. The Board of Directors, as with any vacancy, may fill any vacancy by a vote of a majority of the directors then in office.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees. In the event that any of the nominees is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for a nominee, if any, designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The Board of Directors recommends a vote "FOR" each of the nominees named herein.

     The following table sets forth information regarding the directors and nominees for directors of the Company:

                                                                          TERM
NAME                        AGE  POSITION                                EXPIRES
----                        ---  --------                                -------
John Simonelli.............. 50  Chairman of the Board, Chief               1997
                                 Executive Officer, Secretary, Director

Larry E. Howell............. 50  President, Chief Executive Officer         1997
                                 Director

Arthur R. Peterson, Jr...... 51  Treasurer, Directors                       1997
Robert A. Gardebled, Jr..... 32  Director                                   1997
Jerome P. Welch(1).......... 59  Director                                   1997
Michael E. Dunn(1).......... 50  Director                                   1997

------------
(1) Member of Stock Option Committee of the Laboratory Specialists of America, Inc. 1994 1995 Stock Option Plan.

     The following is a brief description of the business background of the directors, executive officers and nominees for directors of the Company:

     JOHN SIMONELLI is Chairman of the Board, Chief Executive Officer, Secretary and a Director of the Company. Mr. Simonelli served as a Director, Chief Executive Officer and Secretary of Vantage Capital Resources, Inc. from March 1996 until its merger with Applied Intelligence Group, Inc. and thereafter served as a Director and Vice President of Applied Intelligence Group, Inc. until October 14, 1996. He served as Chairman of the Board and Chief Executive Officer of MBf USA, Inc. (formerly American Drug Screens, Inc.), a publicly-held company engaged in the medical products and services industry, from February 1988 through June 1992. He served as Chief Executive Officer of Unico, Inc. (formerly CMS Advertising, Inc.), a publicly-held company engaged in the franchising of cooperative direct mail advertising businesses, from June 1986 to June 1988. From July 1981 through June 1985, he served in various capacities, including President and Director, with Moto Photo, Inc., a publicly-held company engaged in the business of franchising one-hour, photo development laboratories. Mr. Simonelli served as President and CEO, from May 1985 until November 1985, and a Director, from May 1985 through 1988, of TM Communications, Inc. (formerly Video Image, Inc. and TM Century, Inc.), a publicly-held company engaged in radio broadcasting and corporate communications.

     LARRY E. HOWELL is President and Chief Operating Officer, and a Director of the Company. Mr. Howell served as a Director, President and Treasurer of Vantage Capital Resources, Inc. from March 1996 until its merger with Applied Intelligence Group, Inc. and thereafter served as a Director and Vice President of Applied Intelligence Group, Inc. until October 14, 1996. He served as President and Chief Operating Officer of MBf USA, Inc. (formerly American Drug Screens, Inc.), a publicly-held company engaged in the medical products and services industry, from February 1988 through June 1992. From June 1986 to April 1988, Mr. Howell served first as Vice President and than as President and Chief Operating Officer of Unico, Inc. (formerly CMS Advertising, Inc.), a publicly-held company engaged in the franchising of cooperative direct mail advertising businesses. Since January 1982, Mr. Howell as the sole proprietor of Howell and Associates, Inc. provides consulting services principally related to corporate acquisitions and mergers.

     ARTHUR R. PETERSON, JR. was elected Treasurer and a Director of the Company in July 1994. Mr. Peterson founded Laboratory Specialists, Inc., the Company's wholly owned subsidiary ("LSI"), in 1978 and served as its President and Chief Executive Officer and a Director from inception. From March 1989 until April 1994, he served as a Director of MBf USA, Inc. (formerly American Drug Screens, Inc.), a publicly held company in the medical products and services industry and former parent of LSI. Prior to 1978, Mr. Peterson was Chairman of the Board and

Chief Executive Officer of Clinical Laboratories of La., Inc., a company he founded which served the medical community in clinical studies.

     ROBERT A. GARDEBLED, JR. was elected a Director of the Company in July 1994. Since July 1989, he has served as an assistant to the President and was elected Controller of LSI, and since in July 1994, he has served as Secretary of LSI. From July 1991 until April 1994, Mr. Gardebled served as a Director of MBf USA, Inc. (formerly American Drug Screens, Inc.), a publicly held company in the medical products and services industry and former parent of LSI.

     JEROME P. WELCH was elected a Director of the Company in August 1994. Mr. Welch is President of Prospect Publishers, Inc., a publisher of literary hardback anthologies and newsletters. From May 1990 through June 1992, he served as a Director and in July 1990 was elected Secretary of MBf USA, Inc. (formerly American Drug Screens, Inc.), a publicly-held company engaged in the medical products and services industry. From July 1988 to January 1990, Mr. Welch served as President of Simon & Schuster Supplementary Publishers, a subsidiary of Paramount Communications, Inc. and was Senior Vice President and Publisher of McGraw Hill Educational Publishing from July 1987 to July 1988.

     MICHAEL E. DUNN was elected a Director of the Company in August 1994. Since April 1980 to January 1995, he was a member, shareholder and director of the law firm of Zrenda Dunn & Swan, A Professional Corporation (formerly Bright Zrenda &
Dunn), in Oklahoma City, Oklahoma, and President from April 1992 until January 1995. Mr. Dunn has been a member, shareholder and President of Dunn Swan & Cunningham, A Professional Corporation, since February 28, 1995. He has been the owner of the Woodlake Racquet Club, a recreational athletic club, since 1981. From November 1991 to November 1992, he served as a director of Tide West Oil Company, a publicly-held, independent oil and gas exploration and production company. Mr. Dunn was graduated from the University of Oklahoma College of Law in 1972, and holds a Bachelor of Science in Accounting and pursued graduate studies at the University of Oklahoma.

     HARRY GRAY BROWNE, M.D. was elected a Director of the Company in December 1994. Dr. Browne is President and Chairman of the Board of NDA Corporation and held the same positions with National Drug Assessment Corporation until their merger on December 19, 1994. Further, he is Vice Chairman and Senior Vice President of Scientific Affairs of Therapeutic Antibodies, Inc., and a Director of Therapeutic Antibodies London, Ltd. (both are international biopharmaceutical companies), Chairman of the Board of Winchester Research Laboratories (a development stage, genetic research company), a Director of Harley Screen PLC (a clinical laboratory in London, England), and a member of the Board of Governors of St. Thomas Aquinas College (a liberal arts college in Santa Paula, California). Until December 1, 1994, National Drug Assessment Corporation was engaged in the providing of drug testing services. Dr. Browne received a Bachelor of Arts from Yale University in 1951 and a Medicinae Doctorate from Cornell University Medical College in 1956 and a Diploma of Tropical Medicine and Parasitology from the University of Havana in 1953.

     Directors hold office until their successors have been elected and qualified. All officers serve at the pleasure of the Board of Directors. There are no family relationships among any of the Company's directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees composed in whole or in part of one or more directors. As of May 30, 1997, the Board of Directors had appointed the Compensation Committee and Stock Option Committee. Other than the Compensation Committee and Stock Option Committee, the Board of Directors does not have any other standing committees.

     Compensation Committee. Messrs. Welch, Dunn and Browne serve on the Compensation Committee at the pleasure of the Board of Directors. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for the executive officers and employees of the Company. The Compensation Committee also reviews the succession planning for key executive personnel, monitors employee relations, issues and oversees senior management structure. The Compensation Committee did not have any meetings during the year ended December 31, 1996, all actions taken regarding the functions of this Committee were taken by the Board.

     Stock Option Committee. Messrs. Welch, Dunn and Browne serve on the Stock Option Committee at the pleasure of the Board of Directors. The Stock Option Committee's principal functions are to determine individuals to whom stock options will be granted under the Company's Stock Option Plan, the terms on which such options will be granted, and to administer and interpret the Plan. The Stock Option Committee did not have any meetings during the year ended December 31, 1996.

     The Board of Directors of the Company did not hold any meetings during the fiscal year ended December 31, 1996.

                            EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth the total compensation received for services rendered in all capacities to the Company for the years ended December 31, 1994, 1995 and 1996, by the Company's President and it executive officers whose aggregate cash compensation exceeded $100,000 (together the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION
                                                             ----------------------------------------
                                                                                         ALL OTHER
NAME AND PRINCIPAL POSITION                            YEAR   SALARY(1)    BONUS(2)   COMPENSATION(3)
---------------------------                            ----   ---------    --------   ---------------
John Simonelli......................................   1996  $100,000     $ --             $12,600
   Chief Executive Officer                             1995  $ 75,000     $ --             $12,000
                                                       1994  $ 75,000     $ --             $ 8,592

Larry E. Howell ....................................   1996  $100,000     $ --             $14,100
   President and Chief Operating                       1995  $ 75,000     $ --             $12,000
   Officer                                             1994  $ 75,000     $ --             $ 8,592

Arthur R. Peterson, Jr. ............................   1996  $120,133     $50,000          $21,700
  Treasurer of the Company and Chief                   1995  $100,000     $50,000          $16,000
  Executive Officer of Laboratory Specialists, Inc.    1994  $100,000     $76,956          $16,000

------------------------
(1) Dollar value of base salary (both cash and non-cash) earned during the year.
(2)  Dollar value of bonus (both cash and non-cash) earned during the year.
(3) The amounts reflected are for an automobile allowance, and life and disability insurance premiums paid by the Company.

AGGREGATE OPTION GRANTS AND EXERCISES IN 1996 AND YEAR-END OPTION VALUES

    Stock Options and Option Values. The following table sets forth information related to options granted to the Named Executive Officers during 1996.

                                                  INDIVIDUAL GRANTS
                             --------------------------------------------------------  POTENTIAL REALIZABLE VALUE AT
                                                                                             ASSUMED RATES OF STOCK
                                         PERCENT OF TOTAL                                      PRICE APPRECIATION
                               NUMBER     OPTIONS GRANTED   EXERCISE OR                        FOR OPTION TERM(1)
                             OF OPTIONS   TO EMPLOYEES IN   BASE PRICE                        -----------------------
NAME                          GRANTED          1996          PER SHARE   EXPIRATION DATE     FIVE PERCENT TEN PERCENT
----                         ----------  -----------------  -----------  ---------------      -----------------------
John Simonelli................     50,000          27%         $2.75     October 30, 2006     $223,973    $356,640
Larry E. Howell...............     50,000          27%         $2.75     October 30, 2006     $223,973    $356,640
Arthur R. Peterson, Jr........     50,000          27%         $2.75     October 30, 2006     $223,973    $356,640

(1) The potential realizable value portion of the foregoing table illustrates the value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compound rates of appreciation of the Company's Common Stock over the term of the options. These amounts do not take into consideration provisions restricting transferability and represent certain assumed rates of appreciation only. Actual gains on stock option exercises are dependent on the future performance of the Company's Common Stock and overall stock market conditions. There can be no assurance that the potential values reflected in this table will be achieved. All amounts have been rounded to the nearest whole dollar amount.

     Aggregate Stock Option Exercise and Year-End and Option Values. The following table sets forth information related to the number of options exercised in 1996 and the value realized by the Named Executive Officers, as well as, information related to the number and value of options held by the Named Executive Officers at the end of 1996. During 1996, there were no options to purchase the Company's Common Stock exercised by the named executive officers.

                            NUMBER OF UNEXERCISED OPTIONS    VALUE OF UNEXERCISED IN-THE-MONEY
                               AS OF DECEMBER 31, 1996      OPTIONS AS OF DECEMBER 31, 1996 (1)
                            -----------------------------   -----------------------------------
NAME                          EXERCISABLE     UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
----                          -----------     -------------       -----------   --------------
John Simonelli.................    10,000         50,000             $--           $12,500
Larry E. Howell ...............    10,000         50,000             $--           $12,500
Arthur R. Peterson, Jr.........    10,000         50,000             $--           $12,500
------------------------

(1) The closing sale price of the Common Stock as quoted on Nasdaq SmallCap Market on December 31, 1996, was $3.00. Because the closing highest bid price of the Common Stock on December 31, 1996, was equal to the exercise price, exercisable options were not in the money on such date.

COMPENSATION OF DIRECTORS

     The directors of the Company that are employees of the Company or its subsidiary are not currently compensated for attending meetings of directors and committees of the Board of Directors, but are reimbursed out-of-pocket expenses. The compensation of non-employee directors has not been determined by the Board of Directors, but non-employee directors are reimbursed out-of-pocket expenses incurred in attending meetings of directors and committees on which they serve. During 1996, the Board of Directors of the Company did not have any meetings and the directors of the Company were not paid any compensation nor was any compensation accrued.

EMPLOYMENT ARRANGEMENTS

     The Company has employment agreements with Messrs. Simonelli and Howell, which were amended on April 15, 1996, and expire on April 15, 2000, each of which provides, among other things, (i) an annual base salary of $112,500, (ii) bonuses at the discretion of the Board of Directors, but not in excess of 10 percent of the net income of the Company, (iii) eligibility for stock options under the Company's Stock Option Plan, (iv) health and disability insurance benefits and life insurance, (v) an automobile allowance, and (vi) benefits consistent with similar executive employment agreements. The agreements require Messrs. Simonelli and Howell to devote not less than 50 percent of their time and attention to the business and affairs of the Company. The agreements also restrict the employee's right to participate in other activities outside of the Company to the extent such activities conflict with the employee's ability to perform his duties and that would violate his duty and loyalty to the Company. The Board of Directors has delegated to the Compensation Committee, which is comprised of Messrs. Peterson, Welch and Dunn, the responsibility of determining the bonus compensation to be paid to the officers of the Company.

     Furthermore, Laboratory Specialists, Inc., the Company's wholly owned subsidiary, has an employment agreement with Mr. Peterson which expires April 15, 2000, and which provides, among other things, (i) an annual base salary of $125,000, (ii) annual bonuses equal to the lesser of $50,000 or 10 percent of the net income of the Company before provision for income taxes, (iii) eligibility for stock options under the Company's Stock Option Plan, (iv) health and disability insurance benefits and life insurance, maintained at the Company's cost and expense, covering the life of Mr. Peterson in the face amount of $1,000,000, (v) an automobile allowance, and (vi) benefits consistent with similar executive employment agreements. The agreement requires Mr. Peterson to devote his full time and attention to the business and affairs of Laboratory Specialists, Inc.

     Each of the employment agreements with the officers of the Company and Laboratory Specialists, Inc. may be terminated by the Company or Laboratory Specialists, Inc. in the event the Board of Directors determines in good faith that the officer is guilty of gross negligence or fraud materially injurious to the Company or Laboratory Specialists, Inc.

STOCK OPTION PLAN

     The Company established the Laboratory Specialists of America, Inc. 1994 Stock Option Plan (the "Stock Option Plan" or the "Plan") in May 1994. The Plan provides for the issuance of stock options and stock appreciation rights to employees and consultants of the Company, including employees who also serve as directors of the Company. On October 30, 1996, the Board of Directors adopted an amendment and a restatement of the Plan, which will not become effective unless and until approved by the shareholders of the Company. The Stock Option Plan as described below does not reflect or give effect to the amendment and restatement. The amendment and restatement of the Stock Option Plan is more fully discussed at "PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1994 STOCK OPTION PLAN."

     The Plan provides for the issuance of incentive stock options ("ISO Options") with or without stock appreciation rights ("SARs") and nonincentive stock options ("NSO Options") with or without SARs to employees and consultants of the Company, including employees who also serve as directors of the Company. The total number of shares of Common Stock authorized and reserved for issuance under the Plan is 225,000. As of December 31, 1996, NSO Options to purchase 50,000 (exercisable on or before July 20, 2005), and 185,000 shares (exercisable after April 30, 1997 and on or before October 30, 2006) of Common Stock at an exercise price of $3.00 and $2.75 per share, respectively, were outstanding. In the event the Plan as amended and restated is not approved by the shareholders, 10,000 of the NSO Options granted under the Plan will be canceled. No options have been exercised and no SARs have been granted.

     The Stock Option Committee, which is currently comprised of Messrs. Browne, Welch and Dunn, administers and interprets the Plan and has authority to grant options to all eligible employees and determine the types of options granted, with or without SARs, the terms, restrictions and conditions of the options at the time of grant, and whether SARs, if granted, are exercisable at the time of exercise of the Option to which the SAR is attached.

     The option price of the Common Stock is determined by the Stock Option Committee, provided such price may not be less than the fair market value of the shares on the date of grant of the option. The fair market value of a share of the Common Stock is determined by averaging the closing high bid and low asked quotations for such share on the date of grant of the option as reported by Nasdaq or, if not quoted on Nasdaq, by the Stock Option Committee. Upon the exercise of an option, the option price must be paid in full, in cash or with an SAR. Subject to the Stock Option Committee's approval, upon exercise of an option with an SAR attached, a participant may receive cash, shares of Common Stock or a combination of both in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the option and SAR are exercised over the option exercise price.

     Options granted under the Plan may not be exercised until six months after the date of the grant and rights under an SAR may not be exercised until six months after the SAR is attached to an option, if not attached at the time of the grant of the option, except in the event of death or disability of the participant. ISO Options and any SARs are exercisable only by participants while actively employed as an employee or a consultant by the Company or a subsidiary of the Company, except in the case of death, retirement or disability. Options may be exercised at any time within three months after the participant's retirement or within one year after the participant's disability or death, but not beyond the expiration date of the option. No option may be granted after April 30, 2004. Options are not transferable except by will or by the laws of descent and distribution.

OFFICER AND DIRECTOR LIABILITY

     As permitted by the provisions of the Oklahoma General Corporation Act, the Certificate of Incorporation (the "Certificate") eliminates in certain circumstances the monetary liability of directors of the Company for a breach of their fiduciary duty as directors. These provisions do not eliminate the liability of a director for (i) a breach of the director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability arising under Section 1053 of the Oklahoma General Corporation Act (relating to the declaration of dividends and purchase or redemption of shares in violation of the Oklahoma General Corporation Act), or
(iv) any transaction from which the director derived an improper personal benefit. In addition, these provisions do not eliminate liability of a director for violations of federal securities laws, nor do they limit the rights of the Company or its shareholders, in appropriate circumstances, to seek equitable remedies such as injunctive or other forms of non-monetary relief. Such remedies may not be effective in all cases.

     The Certificate and Bylaws of the Company provide that the Company shall indemnify all directors and officers of the Company to the full extent permitted by the Oklahoma General Corporation Act. Under such provisions, any director or officer, who in his capacity as such, is made or threatened to be made, a party to any suit or proceeding, may be indemnified if the Board of Directors determines such director or officer acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company. The Certificate and Bylaws of the Company and the Oklahoma General Corporation Act further provide that such indemnification is not exclusive of any other rights to which such individuals may be entitled under the Certificate, the Bylaws, an agreement, vote of shareholders or disinterested directors or otherwise. Insofar as indemnification for liabilities arising under the Act may be permitted to directors and officers of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable.

                       COMPLIANCE WITH SECTION 16 OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company's directors and officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it during the year ended December 31, 1996, and written representations that no other reports were required, the Company believes that each person who, at any time during such year, was a director, officer or beneficial owner of more than 10 percent of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year, except that one report covering a purchase transaction was filed late by Jerome P. Welch.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is a description of transactions entered into between Laboratory Specialists, Inc. and the Company and certain of its officers, directors and shareholders during the last two years. Certain of these transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. Although these persons have fiduciary duties to the Company and its shareholders, there can be no assurance that conflicts of interest will always be resolved in favor of the Company.

     In connection with the Company's acquisition of Laboratory Specialists, Inc. ("LSI") in 1994, Arthur R. Peterson, Jr. exchanged all outstanding common stock of LSI for 1,000,000 shares of Common Stock and 300,000 shares of Series I Cumulative Convertible Preferred Stock ("Series I Preferred Stock") of the Company. The Series I Preferred Stock was fully redeemed on July 10, 1995, at the aggregate stated value of $300,000 and cumulative dividends of $24,748 were paid in full.

     Until June 1996, the Company's offices located at 1101-A Sovereign Row in Oklahoma City were subleased from Unico, Inc. ("Unico") on a month-to-month basis currently for $1,500 per month, and the lessors of such premises to Unico include Messrs. Simonelli and Howell, who are officers and directors of the Company. Messrs Simonelli and Howell own, in the aggregate, a 50 percent undivided interest in such premises, and are former directors of Unico. During 1996 and 1995, the Company paid Unico, pursuant to the sublease, aggregate monthly rent of $6,000 and $21,000, respectively.

     During 1995, the law firm of Zrenda Dunn & Swan, A Professional Corporation, performed legal services as counsel to the Company. During 1994, Michael E. Dunn, a Director of the Company, was President, a Director and a shareholder of Zrenda Dunn & Swan. During 1995, the Company paid Zrenda Dunn & Swan $8,520 for services rendered and $992.95 in reimbursement of expenses advanced on behalf of the Company. During 1996 and 1995, the Company paid Dunn Swan & Cunningham, A Professional Corporation, $27,525 and $112,530.42, respectively, for services rendered and $3,576.91 and $5,576.91, respectively, in reimbursement of expenses advanced on behalf of the Company. During 1996 and 1995, Michael E. Dunn, a Director of the Company, was President, a Director and a shareholder of Zrenda Dunn & Swan and Dunn Swan & Cunningham.

     On July 20, 1995, Jerome P. Welch, Michael E. Dunn and Harry Gray Browne, M.D., were each granted option to purchase 5,000 shares of the Company's Common Stock at $3.00 per share, which became exercisable on January 20, 1996, and remain exercisable until July 20, 2005.

     The Board of Directors of the Company believes that the terms of the transactions described above were at least as favorable as could be obtained from unaffiliated third parties. The Company has adopted policies that any loans to officers, directors and five percent or more shareholders ("affiliates") are subject to approval by a majority of the disinterested independent directors of the Company and that further transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of the disinterested independent directors.

      PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1994 STOCK OPTION PLAN

     In October 1996, the Company approved the amendment and restatement of the Laboratory Specialists of America, Inc. 1994 Stock Option Plan (the "Plan"), subject to approval by the Company's stockholders. The amendments to the Plan will (a) remove the prohibition on participation by non-employee members of the Board of Directors as permitted by the recently amended and adopted rules under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Rules"), (b) increase in the number of shares of Common Stock of the Company reserved and available for granting of options to purchase pursuant to the Plan, and (c) make other revisions to comply with the provisions of the recently adopted Rules that do not require stockholder approval. A copy of the Plan is attached as Appendix A to this Proxy Statement.

     The Board of Directors recommends a vote "FOR" the amended and restated
Plan.

     The purpose of the Plan is to promote the interests of the Company by providing key employees, non-employee members of the Board of Directors, consultants and other independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. Currently, the number of shares of Common Stock with respect to which options may be granted under the Plan is 225,000. Through March 31, 1997, the Company has granted options exercisable for the purchase of 235,000 shares of Common Stock of which 10,000 will be canceled unless the amended and restated Plan is not approved by the stockholders.

AMENDED AND RESTATED STOCK OPTION PLAN

     The Plan provides for the grant of stock options ("Options"), including incentive stock options ("ISO Options") and nonincentive stock options ("NSO Options"), with or without stock appreciation rights ("SARs") to employees, independent contractors and consultants of the Company, including employees who
also serve as Directors of the Company.   Under the provisions of the Plan, it
is intended that ISO Options (with or without SARs) qualify as options granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and are entitled to the favorable tax consequences thereunder upon the grant and exercise of such Options. The total number of shares of Common Stock authorized and reserved for issuance under the Plan is 425,000.

GENERAL

     Eligibility and Administration. Options under the Plan may be granted only to persons ("Eligible Persons") who at the time of grant are directors, executive officers, key employees and independent contractors and consultants of the Company and its subsidiaries. Non-Employee Directors are not eligible to be granted ISO Options.

     Eligible Persons under the Plan are divided into two groups, and there is to be a separate administrator for each group. One group will be comprised of Participants that are Affiliates. For purposes of the Plan, "Affiliates" is defined as all "officers" (as defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directors of the Company and all persons who own 10 percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Plan with respect to Participants who are Affiliates is vested with the Board of Directors. At any time the Board of Directors may vest the power to administer the Plan with respect to Eligible Persons who are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors (as defined in Rule 16b-3(3)(i) promulgated under the Exchange Act) which are appointed by the Board of Directors. The Senior Committee, in its sole discretion, may require approval of the Board of Directors for specific grants of Options. The administrator of all Eligible Persons who are not Affiliates ("Non-Affiliates") is vested exclusively with the Board of Directors. The Board of Directors may at any time, however, appoint a committee (the "Employee Committee") of two or more members of the Board of Directors and delegate to such Employee Committee the power to administer the Plan with respect to Non-Affiliates. In addition, the Board of Directors may establish an additional committee or committees of persons who are members of the Board of Directors and delegate to such other committee or committees the power to administer all or any portion of the Plan with respect to all or a portion of the Eligible Persons. Members of each and all committees administering all or any portion of the plan serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may at any time terminate all or a portion of the functions of the Senior Committee, the Employee committee, or any other committee allowed under the Plan and reassume all or a portion of the powers and authority previously delegated to such committee. The Board of Directors, Employee

Committee, Senior Committee, and /or any other committee allowed under the Plan, whichever is applicable, is referred to as the Plan Administrator.

     To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code of 1986, as amended. The maximum number of shares of stock for which Employee-Directors may be granted Options in any calendar year shall not exceed 25 percent of the aggregate number of share of stock with respect to which Options may be granted under the Plan.

     Grant and Exercise of Options. Stock Options may be granted by the Plan Administrator on the following terms and conditions: No Stock Option shall be exercisable more than 10 years after the date of grant. Subject to such limitation, the Plan Administrator has the discretion to fix the period during which any Option may be exercised. Options granted are non-transferable except by will or by the laws of descent and distribution. Options are exercisable only by Eligible Persons while serving as a Non-Employee Director of the Company or a subsidiary or while actively employed as an employee, an independent contractor or a consultant by the Company or a subsidiary, except that (i) any Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Eligible Person within 12 months after the death of such Eligible Person (but not beyond the option period of such Option),
(ii) if any Eligible Person is terminated as a Non-Employee Director, an employee, an independent contractor or any consultant of the Company or a subsidiary on account of Retirement, such Eligible Persons may exercise any Option which is otherwise exercisable at any time within three months of such date of termination, or (iii) if an Eligible Person is terminated as a Non-Employee Director, as an employee, an independent contractor or a consultant of the Company or a subsidiary on account of incurring a Disability, such Eligible Person may exercise any Option which is otherwise exercisable at any time within 12 months of such date of termination.

     The Board of Directors, in its sole discretion, may permit an Eligible Person who is terminated as a Non-Employee Director, an employee, an independent contractor or a consultant due to retirement or disability, or upon the occurrence of special circumstances (as determined by the Board), or the personal representative of a deceased Eligible Person to exercise and purchase (within three years of such termination) all or any part of the shares subject to Option on the date of termination.

     The exercise prices of Options are determined by the Plan Administrator, but in no event may such price be less than 85 percent of the fair market value of the stock on the date of grant.

STOCK APPRECIATION RIGHTS

     Grant and Exercise of SARs. The Plan Administrator of each administrative group may also grant SARs to Eligible Persons in connection with Options granted under the Plan. SARs terminate at such time as the Plan Administrator determines and are exercisable only upon the exercise of the related Option.

     Form of Payment of SARs. Upon the exercise of a SAR, the holder is entitled to receive the excess amount of the fair market value of the Stock, as of the date of exercise, for which the SAR is exercised over the option price. The Eligible Person may request the method and combination of payment upon the exercise of a SAR; however, the Board has the final authority to determine whether the SAR shall be paid in cash or shares of stock or both. An amount equal to the income tax resulting to the Company on the exercise of the SAR is required to be paid to the Company at the time of exercise by the Eligible Person who exercises.

     INCENTIVE STOCK OPTIONS

     Grant and Exercise. The Plan Administrators may also grant ISO Options to employees of the Company and any of its subsidiaries. The option price for shares subject to an ISO Option is determined by the Plan Administrator, but in no event shall the ISO Option price be less than the fair market value of the stock on the date of grant of the ISO Option. ISO Options will not be granted to any management employee, if immediately before the grant of an ISO Option, such employee owns 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless the ISO Option price is at least 110% of the 'fair market value' of the stock subject to the ISO Option, and such ISO Option is not exercisable after the expiration of five years from the date such ISO Option is granted.

     Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Option grant provides. The Option price of the Common Stock is determined by the Plan Administrator, provided such price may not be less than 85 percent (100 percent for ISO Options) of the fair market value of the shares on the date of grant of the Option. However, if a participant owns more than 10 percent of the total combined voting power of all classes of capital stock of the Company, the exercise price of ISO Options may not be less than 110 percent of the fair market value of the Common Stock on the date of the grant, and such ISO Options cannot be exercised for five years after the grant. The aggregate fair market value of the Common Stock with respect to which ISO Options are initially exercisable by any participant in any calendar year may not exceed $100,000. The fair market value of a share of the Common Stock is determined by averaging the closing high bid and low asked quotations for such share on the date of grant of the option. Upon the exercise of an Option, the Option price must be paid in full, in cash or in Common Stock or a combination of cash and Common Stock in the event that the purchase is pursuant to exercise of rights under an SAR which is attached to an Option and which is exercisable on the date of exercise of the Option. Subject to the Plan Administrator's approval, upon exercise of an Option with an SAR attached, a participant may receive cash, shares of Common Stock or a combination of both in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the Option and SAR are exercised over the Option exercise price.

     Options granted under the Plan may not be exercised under any circumstances 10 years from the date of grant. Subject to the foregoing, Options are exercisable only by participants who are actively employed as employees, independent contractors or consultants by the Company or a subsidiary of the Company (employees only for ISO Options), except that Options may, with the consent of the Plan Administrator, be exercised at any time within three years after the participant's retirement, death, disability or the occurrence of other special circumstances as determined by the Plan Administrator, but in no event beyond the expiration date of the Option. If a participant's employment as an employee, independent contractor or a consultant by the Company or its subsidiary terminates for any reason other than death, disability or retirement, any Option granted to such participant immediately terminates, unless permitted to be exercised by the Plan Administrator in its sole discretion. No Option under the Plan may be exercised after June 30, 2005. Options are not transferable except by will or by the laws of descent and distribution.

     Termination and Amendment. The Plan will terminate on June 30, 2005. The Plan may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors of the Company; provided, that no action of the Board of Directors may, without the approval of the Shareholders, increase the total amount of Common Stock which may be purchased under Options granted under the Plan; withdraw the administration of the Plan from the Plan Administrator; amend or alter the Option price of Common Stock under the Plan; change the manner of computing the spread payable by the Company to a participant upon the exercise of an SAR; or amend the Plan in any other manner which would impair the applicability of the exemption afforded by Exchange Act Rule 16b-3 to the Plan. No amendment, modification or termination of the Plan may in any manner adversely affect any Option theretofore granted under the Plan without the consent of the participant.

FEDERAL INCOME TAX CONSEQUENCES

     No tax obligation will arise for the optionee or the Company upon the granting of Options under the Plan. Upon exercise of a NSO Option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the shares of Common Stock acquired over the exercise price of the Option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee if, only in the case of employees, the Company deducts and withholds appropriate income taxes. Any additional gain or loss realized by an optionee on disposition of such Option shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company.

     Upon the exercise of an ISO Option, an optionee will not recognize taxable income. The recognition of income and gain is deferred until the optionee sells the Option shares. If the optionee does not dispose of the Option shares within two years from the date the Option was granted and within one year after the exercise of the Option, and the Option is exercised no later than three months after the termination of the optionee's employment, the gain on sale will be treated as long-term capital gain. The Company is not entitled to any tax deduction in respect of the exercise of an ISO Option, however, if the Option shares are not held for the full term of the holding period described above, the Options will retroactively lose their qualification as ISO Options (i.e., become NSO Options), the gain on the sale of such shares, being the lesser of (a) the fair market value of the shares on the date of exercise minus the Option price, or (b) the amount realized on disposition minus the Option price, will be taxed to the optionee as ordinary income and the Company may be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of Option shares prior to the expiration of the full term of the holding period described above, generally will be capital gain or loss to the optionee and will not result in a tax deduction to the Company. The "spread" upon exercise of an ISO Option constitutes a tax preference item for purposes of the "alternative minimum tax" under the Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 1997. Arthur Andersen LLP has served the Company in such capacity since 1994. The Board of Directors recommend that stockholders vote in favor of the ratification of such appointment. The Board of Directors anticipates that representatives Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants is not obtained at the Meeting, the Board will reconsider its appointment.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters, other than those described in this Proxy Statement, to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders of the Company for the fiscal year ending December 31, 1997, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the proxy statement and form of proxy relating to such meeting, must be received by the Company no later than March 31, 1998. Any stockholder proposals intended to be presented at the Company's 1998 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing by the Secretary of the Company at the principal executive office of the Company no later than the close of business on April 2, 1998, nor prior to January 30, 1998, together with all supporting documentation required by the Company's Bylaws.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1996 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCLUDED WITH THIS PROXY STATEMENT, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO LARRY E. HOWELL, PRESIDENT AND CHIEF OPERATING OFFICER, LABORATORY SPECIALISTS OF AMERICA, INC., 101 PARK AVENUE, SUITE 810, OKLAHOMA CITY, OKLAHOMA 73102.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                By order of the Board of Directors:


                                John Simonelli
                                Secretary

Oklahoma City, Oklahoma
May 30, 1997

                                                                      APPENDIX A

                    LABORATORY SPECIALISTS OF AMERICA, INC.
                            1994 STOCK OPTION PLAN
                     (AS AMENDED THROUGH OCTOBER 31, 1996)

                                   ARTICLE I

                              GENERAL PROVISIONS

     On May 10, 1994, Laboratory Specialists of America, Inc.(the "Company") adopted the Laboratory Specialists of America, Inc. 1994 Stock Option Plan (the "Original Plan"). On October 30, 1996, the Board of Directors of the Company (the "Board") approved certain amendments of the Original Plan (including an increase in the shares of stock authorized to be issued under the Original Plan and certain other technical changes) and readopted the 1994 Stock Option Plan (the "Revised 1996 Plan"). The Revised 1996 Plan must be approved by the shareholders of the Company within one year of the date of its adoption by the Board. If the Revised 1996 Plan is not timely approved by the shareholders, (i) the Original Plan will continue in effect and (ii) any Options issued under the Revised 1996 Plan shall remain valid and unchanged to the extent that such Options contain terms which could have been granted under the Original Plan.
The Revised 1996 Plan shall be known as the Laboratory Specialists of America, Inc. 1994 Stock Option Plan (the "Plan"). Any Options outstanding prior to the adoption by the Board of the Revised 1996 Plan shall remain valid and unchanged.

     1.1 PURPOSE. The purpose of the Plan shall be to attract, retain and motivate directors, executive officers, key employees and independent contractors and consultants of the Company and its subsidiaries ("Eligible Persons") by way of granting (i) non-qualified stock options ("Stock Options"),
(ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"), (iii) incentive stock options ("ISO Options"), and (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"). For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. Furthermore, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and
(f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

     1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

     1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board and/or committees established by the Board.

           1.3.1 DIVISION OF PARTICIPANTS AND ESTABLISHMENT OF COMMITTEES. The Eligible Persons under the Plan ("Participants") shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Participants that are Affiliates. For purposes of this Plan, "Affiliate" shall mean all "officers" (as defined in Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and directors of the Company and all persons who own 10 percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Plan with respect to Participants who are Affiliates shall be vested with the Board. At any time the Board may vest the power to administer the Plan with respect to Participants who are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors (as defined in Rule 16b-3(3)(i) promulgated under the Exchange Act) which are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Options. The administration of all Participants that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more members of the Board and delegate to such Employee Committee the power to administer the Plan with respect to Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or any portion of the Plan with respect to all or a portion of the Participants. Members of each and all committees administering all or any portion of the Plan shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed under this Plan and reassume all or a portion of the powers and authority previously delegated to such committee. The Board in its discretion may also require the members of any committee allowed under this Plan to be "outside directors" as defined in any applicable regulations promulgated under Section 162(m) of the Code.

           1.3.2 PLAN ADMINISTRATOR. The Board, the Employee Committee, Senior Committee, and/or any other committee allowed under this Plan, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Unless otherwise provided in the Plan, each Plan Administrator shall have, with respect to its administered group, the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). A majority of the members of a Plan Administrator shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Plan Administrator.

           1.3.3 PLAN INTERPRETATION. Unless otherwise provided in the Plan, the Board shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive.

           1.3.4 SELECTION OF PARTICIPANTS. In designating and selecting Eligible Persons for participation in the Plan, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

     1.4 SHARES SUBJECT TO THE PLAN. Shares of stock ("Stock") covered by Stock Options, SARs and ISO Options shall consist of 425,000 shares of the Common Stock, $.001 par value, of the Company, subject to adjustment pursuant to
Section 1.7 of the Plan, which may be either authorized and unissued shares or treasury shares, as determined in the sole discretion of the Board. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Plan Administrator may grant Stock Options, SARs or ISO Options for such shares of Stock to other Participants. However, Stock Options, SARs and ISO Options shall not be granted again for shares of Stock which have been (i) subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof and
(ii) shares withheld for tax withholding requirements.

     1.5 PARTICIPATION IN THE PLAN. A Plan Administrator shall determine from time to time those Eligible Persons within the group of Eligible Persons administered by such Plan Administrator, who are to be granted Stock Options, SARs and ISO Options and the number of shares of Stock covered thereby. Non-Employee Directors shall not be eligible to be granted ISO Options. The maximum number of shares of Stock for which employee-Directors may be granted Options in any calendar year shall not exceed 25 percent of the aggregate number of shares of Stock with respect to which Options may be granted under the Plan.

     1.6 DETERMINATION OF FAIR MARKET VALUE. As used in the Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the SmallCap Market System or the National Market System of Nasdaq Stock Market, Inc. ("Nasdaq"), the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock, (ii) if Stock is not traded on any national securities exchange but is quoted on an automated quotation system or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Daily Quotation Bureau,

Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, however, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

     1.7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its assets or business. The aggregate number of shares of Stock under Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of an Option shall be appropriately adjusted by the Board to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. Provided, however, and notwithstanding the foregoing, (i) a dissolution or liquidation of the Company,
(ii) a merger or consolidation in which the Company is not the surviving or the resulting corporation or (iii) a reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to the merger (collectively referred to herein as a "Corporate Transaction"), shall cause the Plan and any Stock Option, SAR or ISO Option granted thereunder, to terminate upon the effective date of such dissolution, liquidation, merger or consolidation, subject to Section 1.21 of the Plan. Provided, further, that for the purposes of this Section 1.7, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event will not cause a termination of the Plan. Appropriate adjustment may also be made by the Board in the terms of a SAR to reflect any of the foregoing changes.

     1.8 AMENDMENT AND TERMINATION OF THE PLAN. The Plan shall terminate at midnight, June 30, 2005, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may (A) without the approval of the shareholders of the Company, (i) increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options granted under the Plan, (ii) withdraw the administration of the Plan from the Plan Administrator, (iii) amend or alter the Option Price or ISO Price, as applicable, (iv) change the manner of computing the spread upon the exercise of a SAR, (v) amend the Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to the Plan or (B) without the consent of the holder of ISO Options, disqualify any ISO Options previously granted under the Plan from treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Except as provided in this
Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under the Plan without the consent of the affected Participant. Notwithstanding the foregoing, Options may be granted under the Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if
(i) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option and within one year thereafter such amendment is approved by the Company's shareholders and (ii) each such Option granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such shareholder approval.

     1.9 EFFECTIVE DATE. The Plan shall be effective May 10, 1994, subject to approval by the holders of a majority of the outstanding Common Stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose or pursuant to a consent in lieu of meeting executed by a majority of the holders of the outstanding Common Stock of the Company, and upon the issuance of a favorable opinion of counsel with respect to certain tax consequences of the Plan as it affects Stock Options, ISO Options and SARs. The Revised 1996 Plan shall be submitted to the shareholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Revised 1996 Plan by the Board. Shareholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such shareholder approval has been obtained shall be referred to in this Plan as the Revised 1996 Plan Effective Date.

     1.10 SECURITIES LAW REQUIREMENTS. The Company shall have the right, but not the obligation to cause the shares of Stock issuable upon exercise of the Options to be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or jurisdiction.

           1.10.1 RESTRICTIONS ON TRANSFERABILITY AND LEGEND ON CERTIFICATES. As a condition precedent to the grant of any Stock Option or the issuance or transfer of shares pursuant to the exercise of any Stock Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Stock issued or transferred upon exercise of the Stock Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available, including the endorsement with a legend reading as follows:

           The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment purposes. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

           1.10.2 REGISTRATION STATEMENT. If a registration statement covering the shares of Stock issuable upon exercise of the Options granted under the Plan is filed under the Securities Act, and is declared effective by the Securities and Exchange Commission, the provisions of Section 1.10.1 shall terminate during the period of time that such registration statement, as periodically amended, remains effective.

     1.11 SEPARATE CERTIFICATES. Separate certificates representing the Common Stock of the Company to be delivered to a Participant upon the exercise of any Stock Option, SAR, or ISO Option will be issued to such Participant.

     1.12  PAYMENT FOR STOCK; RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT.

           1.12.1 PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made (i) in full and in cash or check made payable to the Company or (ii) may also be made in Common Stock of the Company held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the date of exercise of the Option, or (iii) a combination of cash and Common Stock of the Company. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of an Option, such Common Stock shall be valued at the "fair market value" as defined in
     Section 1.6 of the Plan.

           1.12.2 RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and such SAR is exercisable on the date of exercise of the Option to which it is attached. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price in cash or by check, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

     1.13 INCURRENCE OF DISABILITY AND RETIREMENT. A Participant shall be deemed to have terminated his employment as an employee, his independent contractor arrangement or consulting arrangement with the Company and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Board, totally and permanently prevents a Participant from engaging in any substantial gainful employment with or the providing of services or consulting for the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee, independent contractor or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee, independent contractor or a consultant of the Company or its subsidiary, without cause, after attaining the age of 55.

     1.14 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Because the Plan Administrator is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

     1.15 GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Plan Administrator or by the written consent of the Plan Administrator and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Plan Administrator may determine, which terms, restrictions and conditions may or may not be the same in each case.

     1.16 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

     1.17 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

     1.18 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Plan Administrator may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

     1.19 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be a director, an employee, an independent contractor or a consultant of the Company or any one of its subsidiaries, any Option granted to such Participant shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue as a director or in the employ as an employee, independent contractor or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate such Participant as a director, employee or independent contractor or consultant at any time.

     1.20 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

     1.21 RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. In the event of a Corporate Transaction, the Participant shall have the right immediately prior to consummation of the Corporate Transaction to exercise, in whole or in part, such Participant's then remaining Options whether or not then exercisable, but limited to that number of shares that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under
Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise the Participant's then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted hereunder.

     1.22 ASSUMPTION OF OUTSTANDING OPTIONS AND SARS. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization, dissolution or liquidation transaction shall assume Options and SARs outstanding under the Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under the Plan.

     1.23 TAX WITHHOLDINGS. The Company's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements. The Board may in its discretion and in accordance with the provisions of Section
1.23 and such supplemental rules as the Board may from time to time adopt, provide any or all holders of Options with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such holders in connection with the exercise of their Options ("Taxes"). Such right may be provided to any such holders of Options in either or both of the following methods: (i) the holder of an Option may be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable upon exercise of such Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the holder of the Options, and/or (ii) the Board may, in its discretion, provide the holder of the Options with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such holder (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Option exercise designated by such holder.

     1.24 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Oklahoma.

                                  ARTICLE II

                      TERMS OF STOCK OPTIONS AND EXERCISE

     2.1  GENERAL TERMS.

           2.1.1 GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted by the Plan Administrator on the following terms and conditions: No Stock Option shall be exercisable more than 10 years after the date of grant. Subject to such limitation, the Plan Administrator shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution. Stock Options shall be exercisable only by the Participant while serving as a Non-Employee Director of the Company or a subsidiary or while actively employed as an employee, an independent contractor or a consultant by the Company or a subsidiary, except that (i) any such Stock Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the Option Period of such Stock Option), (ii) if a Participant is terminated as a Non-Employee Director, an employee, an independent contractor or a consultant of the Company or a subsidiary on account of Retirement, such Participant may exercise any Stock Option which is otherwise exercisable at any time within three months of such date of termination, or
     (iii) if a Participant is terminated as a Non-Employee Director, as an employee, an independent contractor or a consultant of the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any Stock Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12-month period following the date of such Participant's Retirement or termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any Stock Options granted to such deceased Participant shall be governed in accordance with Subsection 2.1.1(i) of this Article II.

           2.1.2 OPTION PRICE. The option price ("Option Price") for shares of Stock subject to Stock Option shall be determined by the Plan Administrator, but in no event shall such Option Price be less than 85 percent of the fair market value of the Stock on the date of grant.

           2.1.3 ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who is terminated as a Non-Employee Director, an employee, an independent contractor or a consultant due to Retirement or Disability, (ii) the personal representative of a deceased Participant, or (iii) any other Participant who is terminated as a Non-Employee Director, an employee, an independent contractor or a consultant upon the occurrence of special circumstances (as determined by the Board), to exercise and purchase (within three years of such date of such Participant's termination) all or any part of the shares subject to Stock Option on the date of the Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued on such termination date.

           2.1.4 NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Plan Administrator shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan.

           2.1.5 NOTICE OF EXERCISE STOCK OPTION. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Plan Administrator, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required Taxes.

                                  ARTICLE III

                                     SARS

3.1 GENERAL TERMS.

           3.1.1 GRANT AND TERMS OF SARS. The Plan Administrator of each administered group may grant SARs to Participants in connection with Stock Options or ISO Options granted under the Plan. SARs shall terminate at such time as the Plan Administrator determines and shall be exercised only upon surrender of the related Stock Option or ISO Option and only to the extent that the related Stock Option or ISO Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while a Non-Employee Director, an employee, an independent contractor or a consultant of the Company or a subsidiary except that (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Plan Administrator, by the personal representative of a deceased Participant (but not beyond the expiration date of such SAR), and (ii) if a Participant is terminated as a Non-Employee Director, an employee, an independent contractor or a consultant of the Company or a subsidiary, as the case may be, on account of Retirement or Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Plan Administrator, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.1.1. The applicable SAR shall (i) terminate upon the termination of the underlying Stock Option or ISO Option, as the case may be, (ii) only be transferable at the same time and under the same conditions as the underlying Stock Option or ISO Option is transferable, (iii) only be exercised when the underlying Stock Option or ISO Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the fair market value of the Stock for which the SAR is exercised.

           3.1.2 ACCELERATION OF OTHERWISE UNEXERCISABLE SARS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant is terminated as a Non-Employee Director, an employee, an independent contractor, or a consultant with the Company or a subsidiary due to Retirement or Disability, (ii) the personal representative of such deceased Participant, or (iii) any other Participant who is terminated as a Non-Employee Director, an employee, an independent contractor or a consultant with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise (within three years of such date of such termination) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date.

           3.1.3 FORM OF PAYMENT OF SARS. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Board has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the fair market value of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable Taxes will be paid by the Participant to the Company upon the exercise of a SAR because the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

                                  ARTICLE IV

                            GRANTING OF ISO OPTIONS

     4.1 GENERAL. With respect to ISO Options granted on or after the effective date of the Plan the following provisions in this Article IV shall apply to the exclusion of any inconsistent provision in any other Article in the Plan because the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

     4.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10 percent of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

           4.2.1 ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Plan Administrator, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

           4.2.2 ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

           4.2.3 TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: (i) no ISO Option shall be exercisable more than 10 years after the date of grant (five years if the ISO Option is granted to a Participant who at the time of the grant owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or a subsidiary); (ii) the Plan Administrator shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised; (iii) ISO Options granted shall not be transferable except by will or by the laws of descent and distribution; (iv) ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that (A) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (B) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and
     (C) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with this Subsection 4.2.3.

           4.2.4 ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement or a Disability, (ii) the personal representative of a deceased Participant, or
     (iii) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date.

           4.2.5 NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Plan Administrator shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

           4.2.6 NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Plan Administrator, at the Company's main office in Oklahoma City, Oklahoma.

                                   ARTICLE V

                           OPTIONS NOT QUALIFYING AS
                            INCENTIVE STOCK OPTIONS

     5.1 NON-QUALIFYING OPTIONS. With respect to all or any portion of any option granted under the Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option shall be considered as a Stock Option granted under this Plan for all purposes.

PROXY                 LABORATORY SPECIALISTS OF AMERICA, INC.             PROXY
                           101 PARK AVENUE, SUITE 810
                         OKLAHOMA CITY, OKLAHOMA  73102

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
            OF DIRECTORS OF LABORATORY SPECIALISTS OF AMERICA, INC.

     The undersigned stockholder hereby constitutes and appoints John Simonelli and Larry E. Howell, and each or either of them, as proxies of the undersigned (the "Proxies"), with full power to substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $.001 per share, of Laboratory Specialists of America, Inc. (the "Company") held by the undersigned at the close of business on May 30, 1997, at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held in the offices of Laboratory Specialists, Inc., at 1101 Neuton Street, Gretna, Louisiana, on Wednesday, July 16, 1997 at 10:00 a.m., and at any adjournments or postponements thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN PARAGRAPHS 1, 2, AND 3, AND IN THE DISCRETION OF THE PROXIES, FOR ANY MATTER DESCRIBED IN PARAGRAPH 4. A stockholder wishing to vote in accordance with the recommendation of the Board of Directors of the Company need only sign and date this Proxy and return it to the Company.

1. To consider and act upon a proposal to re-elect John Simonelli, Larry E. Howell, Arthur R. Peterson, Jr., Robert A. Gardebled, Jr., Jerome P. Welch and Michael E. Dunn as members to the Board of Directors to hold office until the 1998 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. A vote "FOR" will represent a vote for the nominee director.

     John Simonelli           [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
     Larry E. Howell          [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
     Arthur R. Peterson, Jr.  [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
     Robert A. Gardebled, Jr. [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
     Jerome P. Welch          [ ] FOR   [ ] AGAINST  [ ] ABSTAIN
     Michael E. Dunn          [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

2. To consider and act upon a proposal to approve the amendment and restatement of the Laboratory Specialists of America, Inc. 1994 Stock Option Plan. A vote "FOR" will represent a vote for approval of the amended and restated Plan.

     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

3. To consider and act upon a proposal to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997. A vote "FOR" will represent a vote ratifying the appointment.

     [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

     The undersigned hereby acknowledge(s) receipt of a copy of the Notice of Annual Meeting of Stockholders, and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

                           Please sign exactly as the name appears to left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Date:                        , 1997
                                 -----------------------

                           -------------------------------------
                                       Signature

                           -------------------------------------
                                 Signature if held jointly

                           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.